BLACKROCK FUNDSSM
BlackRock Multi-Manager Alternative Strategies Fund
(the “Fund”)

Supplement dated April 25, 2016 to the Summary Prospectus, Prospectus and Statement of Additional Information of the Fund, each dated December 29, 2015

Pursuant to action taken by the Board of Trustees of BlackRock FundsSM, GLG Partners LP (“GLG”) has been approved as a sub-adviser to the Fund. BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment manager, expects that, effective on or about May 3, 2016, a portion of the Fund’s assets will be allocated to GLG. GLG intends to employ a fundamental long/short strategy as its principal investment strategy.

Effective May 3, 2016, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The tables in the sections entitled “Principal Investment Strategies of the Fund” or “Fund Overview —Principal Investment Strategies of the Fund”, as applicable, and “Details About the Fund — How the Fund Invests — Principal Investment Strategies” are hereby amended to add the following:

Fundamental Long/Short	GLG Partners LP

The second paragraph of the section entitled “Investment Manager” or “Fund Overview — Investment Manager”, as applicable, is hereby deleted in its entirety and replaced with the following:

The Fund’s Sub-Advisers are Benefit Street Partners, LLC, GLG Partners LP, Ionic Capital Management LLC, LibreMax Capital, LLC, Marathon Asset Management, LP, Pine River Capital Management L.P. and QMS Capital Management LP.

The section entitled “Management of the Fund — BlackRock and the Sub-Advisers — Sub-Advisers” is hereby amended to add the following:

GLG Partners LP (“GLG”), 1 Curzon Street, London, United Kingdom W1J 5HB serves as a sub-adviser to the Fund. GLG is a limited partnership registered under the Limited Partnership Act of 1907 of England and Wales. The general partner of GLG is GLG Partners Limited which is ultimately owned by Man Group plc (“Man”). GLG was founded in 1995 and will focus on managing assets for the Fund utilizing a fundamental long/short strategy. Total funds under management by Man were approximately $78.6 billion as of March 31, 2016.

The section entitled “For More Information — Fund and Service Providers — Sub-Advisers” is hereby amended to add the following:

GLG Partners LP
1 Curzon Street
London, United Kingdom W1J 5HB

Effective May 3, 2016, the following change is made to the Fund’s Statement of Additional Information:

The section entitled “Management, Advisory and Other Service Arrangements — Sub-Advisers” is hereby amended to add the following:

GLG Partners LP, 1 Curzon Street, London, United Kingdom W1J 5HB, serves as a Sub-Adviser to the Fund.

Shareholders should retain this Supplement for future reference.

PRSAI-MMAS-0416SUP